UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 17, 2004


                                   VIACOM INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   001-09553                 04-2949533
----------------------------  -----------------------    ----------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                   Identification Number)


               1515 Broadway, New York, NY               10036
         --------------------------------------------------------
         (Address of principal executive offices)      (zip code)


       Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8--Other Events

Item 8.01    Other Events.

             On September 20, 2004, the Registrant issued a press release regarding the lawsuit seeking to enjoin the Blockbuster split-off exchange offer.

             A copy of the press release is attached hereto as Exhibit 99.1.


Section 9--Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

       (c)   Exhibits

             Exhibit 99.1 Press Release, dated September 20, 2004, regarding the lawsuit seeking to enjoin the Blockbuster split-off exchange offer.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VIACOM INC.
                                                     (Registrant)



                                   By:   /s/  Michael D. Fricklas
                                       ----------------------------------------
                                       Name:  Michael D. Fricklas
                                       Title: Executive Vice President, General
                                              Counsel and Secretary


Date:  September 20, 2004

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                                  EXHIBIT INDEX

Exhibit 99.1 Press Release, dated September 20, 2004, regarding the lawsuit seeking to enjoin the Blockbuster split-off exchange offer.